SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2005

TRUMP ENTERTAINMENT RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Delaware	33-90786	13-3818407
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	33-90786-01	13-3818405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth under this Item 2.02 is intended to be furnished under this Item 2.02, “Results of Operations and Financial Condition,” and also under Item 7.01, “Regulation FD Disclosure.” Such information, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a News Release, dated August 15, 2005, issued by Trump Entertainment Resorts, Inc. (the “Company”).

Item 7.01. Regulation FD Disclosure.

See reference to Item 2.02, Results of Operations and Financial Condition.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong and can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following risks as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s ability to achieve profitability following its chapter 11 reorganization; uncertainty regarding changes in our operations, business plans or results of operations due to recent changes in the Company’s board of directors, management and stockholder base following its emergence from chapter 11; limitations on the Company’s operating flexibility imposed by the terms of its existing credit agreement and publicly traded indebtedness; the Company’s ability to successfully list its common stock on a national securities exchange or trading market; the ability of the Company to continue as a going concern; the ability to fund and execute the Company’s business plan; the effects of recent mergers in the gaming industry; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; the effects of environmental and structural building conditions relating to the Company’s properties; access to available and feasible financing and insurance; changes in laws, regulations or accounting standards, insurance premiums and relations with third parties; approvals and decisions of courts, regulators and governmental bodies and the results of any litigation; judicial decisions, legislative referenda and regulatory actions, including gaming and tax-related actions; the ability of the Company’s customer-tracking programs and marketing to continue to increase or sustain customer loyalty; the Company’s ability to recoup costs of capital investments through higher revenues; acts of war or terrorist incidents; abnormal gaming hold percentages; the effects of competition, including locations of competitors and operating and market competition; and the effect of economic, credit and capital market conditions on the economy in general, and on gaming and hotel companies in particular. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	News Release of Trump Entertainment Resorts, Inc., dated August 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP ENTERTAINMENT RESORTS, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: August 15, 2005

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: August 15, 2005

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

/s/ John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: August 15, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Trump Entertainment Resorts, Inc., dated August 15, 2005